EXHIBIT 10.140

                               NINTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Ninth Amendment") dated as of December 30,1996, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX
I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                             W I T N E S S E T H :

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock Notes Pledge; dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, and as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to revise the Interest Coverage Ratio.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of

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which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

     Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of
(i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30,1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly period ending December 31, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; less than 1.50:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1997; and less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending September 30, 1997, and for said immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter.

2. COUNTERPARTS. The Ninth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Ninth Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Ninth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

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5. GOVERNING LAW. THIS NINTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY
THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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     IN WITNESS WHEREOF, the parties have executed this Ninth Amendment as of the day and year first above written.

                                        BORROWER:

                                        CATALINA LIGHTING, INC.

                                        By: /s/ THOMAS M. BLUTH
                                            -----------------------------------
                                                Thomas M. Bluth
                                                Vice President, Secretary,
                                                Treasurer

(CORPORATE SEAL)

                                        GUARANTORS:

                                        EACH OF THE CORPORATIONS LISTED
                                        OF ANNEX I HERETO

                                        CATALINA INDUSTRIES, INC., D/B/A DANA
                                        Lighting

                                        By: /s/ THOMAS M. BLUTH
                                            -----------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

                                        CATALINA REAL ESTATE TRUST, INC.

                                        By: /s/ THOMAS M. BLUTH
                                            -----------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

                                        ANGEL STATION, INC.

                                        By: /s/ THOMAS M. BLUTH
                                            -----------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

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                                        MERIDIAN LAMPS, INC.

                                        By: /s/ THOMAS M. BLUTH
                                            ------------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

                                        MERIDIAN LAMPS DEVELOPMENT, INC.

                                        By: /s/ THOMAS M. BLUTH
                                            ------------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

                                        CATALINA ADMINISTRATIVE CORPORATION

                                        By: /s/ THOMAS M. BLUTH
                                            ------------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

                                        CATALINA MERCHANDISING, INC.

                                        By: /s/ THOMAS M. BLUTH
                                            ------------------------------------
                                                Thomas M. Bluth
                                                Secretary, Treasurer

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